UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2005

SOLEXA, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22570 (Commission File No.)	94-3161073 (IRS Employer Identification No.)

25861 Industrial Blvd.
Hayward, California 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 670-9300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.4
EXHIBIT 99.5

Explanatory Note

On March 7, 2005, Solexa, Inc., a Delaware corporation (formerly Lynx Therapeutics, Inc.) (the “Company”), filed a Form 8-K to report, among other matters, the completion of a business combination transaction with Solexa Limited, a company registered in England and Wales (“Solexa Limited”) on March 4, 2005. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Form 8-K/A Amendment No. 1 is being filed to provide such required financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The required audited financial information for Solexa Limited as of December 31, 2003 and 2004, for each of the three years in the period ended December 31, 2004 and for the period from September 2, 1998 (inception) to December 31, 2004 is included as Exhibit 99.4 and is hereby incorporated by reference. Because the former Solexa Limited shareholders held approximately 80% of the Company’s common stock immediately following the business combination transaction, Solexa Limited’s designees to the Company’s board of directors represent a majority of the Company’s directors and Solexa Limited’s senior management represented a majority of the senior management of the combined company immediately following the business combination, Solexa Limited is deemed to be the acquiring company for accounting purposes. The financial statements of the Company have been previously filed with the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission on March 31, 2005.

(b)	Pro forma financial information.

The required unaudited pro forma financial information for the fiscal year ended December 31, 2004 is included as Exhibit 99.5 and is hereby incorporated by reference.

(c)	Exhibits:

2.1(1)	Acquisition Agreement, dated as of September 28, 2004, by and between the Company and Solexa Limited.

2.1.1*	Amendment and Waiver, dated March 3, 2005, by and between Solexa Limited and the Company.

3.1.2*	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 2, 2005.

3.3*	Certificate of Ownership and Merger of the Company.

23.1	Consent of Ernst & Young LLP, Independent Auditors, with respect to the audited financial statements of Solexa Limited.

99.1*	Press Release, dated March 1, 2005, entitled “Lynx Stockholders Overwhelmingly Approve Solexa-Lynx Business Combination.”

99.2*	Press Release, dated March 7, 2005 entitled “Lynx and Solexa Ltd Combine to Become Solexa, Inc.”

99.3*	Press Release, dated March 2, 2005, entitled “Lynx Announces 1 for 2 Reverse Stock Split.”

99.4	Audited financial statements of Solexa Limited as of December 31, 2003 and 2004, for each of the three years in the period ended December 31, 2004, and for the period from September 2, 1998 (inception) to December 31, 2004.

99.5	Pro forma financial information.

*	Previously filed.

(1)	Incorporated by reference to the similarly described exhibit in the Registration Statement on Form S-4 filed by the Company on October 29, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLEXA, INC.

Dated: May 20, 2005	By:	/s/ Linda Rubinstein

Linda Rubinstein
Vice President and Chief Financial Officer

EXHIBITS

2.1(1)	Acquisition Agreement, dated as of September 28, 2004, by and between the Company and Solexa Limited.

2.1.1*	Amendment and Waiver, dated March 3, 2005, by and between Solexa Limited and the Company.

3.1.2*	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated March 2, 2005.

3.3*	Certificate of Ownership and Merger of the Company.

23.1	Consent of Ernst & Young LLP, Independent Auditors, with respect to the audited financial statements of Solexa Limited.

99.1*	Press Release, dated March 1, 2005, entitled “Lynx Stockholders Overwhelmingly Approve Solexa-Lynx Business Combination.”

99.2*	Press Release, dated March 7, 2005 entitled “Lynx and Solexa Ltd Combine to Become Solexa, Inc.”

99.3*	Press Release, dated March 2, 2005, entitled “Lynx Announces 1 for 2 Reverse Stock Split.”

99.4	Audited financial statements of Solexa Limited as of December 31, 2003 and 2004, for each of the three years in the period ended December 31, 2004, and for the period from September 2, 1998 (inception) to December 31, 2004.

99.5	Pro forma financial information.

*	Previously filed.

(1)	Incorporated by reference to the similarly described exhibit in the Registration Statement on Form S-4 filed by the Company on October 29, 2004.

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